Offerings - Offering: 1	Sep. 16, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	% Notes due 20
Maximum Aggregate Offering Price	$ 1,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 138.10
Offering Note	Estimated solely for the purposes of calculating the registration fee per Rule 457(o). Includes Notes that may be issued pursuant to the underwriter's over-allotment option.